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                                                                  EXHIBIT NO. 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports dated July 24, 1997, included and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 File Numbers 333-01923, 333-01921, 33-53989, 33-51554, 33-51556,
33-34437, 33-33612, 33-38348, 33-01558, 2-63498, 2-91928 and 2-86957.

ARTHUR ANDERSEN LLP

ARTHUR ANDERSON LLP
Cleveland, Ohio
September 15, 1997.